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                                                                    EXHIBIT 31.2

                                  CERTIFICATION

I, Amy Gallo, Chief Financial Officer, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Fortune Diversified Industries, Incorporated;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Fortune Diversified Industries, Inc. as of, and for, the periods presented in this quarterly report;

4. Fortune Diversified Industries, Inc.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rules 13a-15(e) and 15d-15(e)) for Fortune Diversified Industries, Inc. and have:

          a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Fortune Diversified Industries, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c) evaluated the effectiveness of Fortune Diversified Industries, Inc.'s disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

          d) disclosed in this report any change in Fortune Diversified Industries, Inc.'s internal control over financial reporting that occurred during the most recent fiscal quarter (Fortune Diversified Industries, Inc.'s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Fortune Diversified Industries, Inc.'s internal control over financial reporting; and

5. Fortune Diversified Industries, Inc.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Fortune Diversified Industries, Inc.'s auditors and the audit committee of Fortune Diversified Industries, Inc.'s board of directors (or others performing the equivalent functions):

          a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Fortune Diversified Industries, Inc.'s ability to record, process, summarize and report financial information; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in Fortune Diversified Industries, Inc.'s internal control over financial reporting.


Date: January 13, 2006                  By: /s/ Amy Gallo
                                            ------------------------------------
                                            Amy Gallo,
                                            Chief Financial Officer